UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2004 (November 9, 2004)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission File	(Employer
of incorporation)	Number)	Identification Number)

5200 Maryland Way, Suite 400, Brentwood TN 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On November 9, 2004, American HomePatient, Inc. (the “Company”) announced the decision of Tom Mills to resign his position as Chief Operating Officer. It is anticipated that Mr. Mills will continue his service with the Company until March 31, 2005.

Item 8.01. Other Events.

     On November 9, 2004, the Company announced the appointment of Frank Powers as an Executive Vice President. Mr. Powers will be primarily responsible for sales and marketing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Exhibit
99.1	Press Release regarding resignation of Tom Mills and appointment of Frank Powers dated November 9, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Robert L. Fringer
	Name:	Robert L. Fringer
	Title:	Vice President and Assistant Secretary

Date: November 12, 2004

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release regarding resignation of Tom Mills and appointment of Frank Powers dated November 9, 2004.

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